                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: JULY 25, 1999
                        (Date of Earliest Event Reported)



                         CMC SECURITIES CORPORATION II
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                     33-56778                    75-2473215
(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)


               8401 N Central Expressway
                       Suite 800
                     Dallas, Texas                              75225
         ---------------------------------------------------------------
         (Address of Principal Executive Offices)             (Zip Code)


Registrant's Telephone Number, Including Area Code: (214) 874-2323


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                          CMC SECURITIES CORPORATION II

                                    FORM 8-K



                                      INDEX


                                                                                                           PAGE
                                                                                                           ----

ITEM NUMBER

         Item 5.  Other Events.......................................................................        3

         Item 7.  Financial Statements and Exhibits..................................................        3

SIGNATURES        ...................................................................................        3

                              ITEM 5. OTHER EVENTS.

Monthly distributions of principal and interest are made with respect to the outstanding Series of CMC Securities Corporation II's REMIC Pass-Through Certificates listed below as of the 25th day of each calendar month (each, a "Distribution Date"). In connection with each Distribution Date for each outstanding Series, the Trustee receives a report (each, a "Collateral Summary and Remittance Report") containing certain information regarding remittances on the collateral underlying the related Certificates. Based on such information, the Trustee is required to prepare and mail to each Certificateholder of each outstanding Series on each Distribution Date a statement to certificateholders (each, a "Statement to Certificateholders") setting forth certain information regarding the Certificates of such Series as of such Distribution Date. Relevant information contained in the Collateral Summary and Remittance Report and Statement to Certificateholders for the JULY 25, 1999 Distribution Date for each outstanding Series is summarized and included as Exhibits to this filing. Capitalized terms used herein but not otherwise defined have the meanings set forth in the applicable Pooling Agreement.

         SERIES DESIGNATION                        DISTRIBUTION OF PRINCIPAL AND INTEREST ON SERIES
         ------------------                        ------------------------------------------------

           Series 1993-2A                                             $1,379,180.56
           Series 1993-2B                                             $  157,849.83
           Series 1993-2C                                             $3,655,076.70
           Series 1993-2D                                             $  954,037.42
           Series 1993-2E                                             $3,302,297.81
           Series 1993-2F                                             $3,213,246.99
           Series 1993-2G                                             $1,709,870.82
           Series 1993-2H                                             $1,355,186.50
           Series 1993-2I                                             $2,468,535.39
           Series 1995-A                                              $  209,349.74
           Series 1996-A                                              $  156,078.90
           Series 1996-B                                              $1,306,815.06
           Series 1996-C                                              $2,134,005.63

                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits:

             SERIES             EXHIBIT NO.            DESCRIPTION
             ------             -----------            -----------

              All                    28.1              Collateral Summary and Remittance Report.
              All                    28.2              Summary of Trustee's Reports to Bondholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CMC SECURITIES CORPORATION II


November 23, 1999                 By: /s/ Phillip A. Reinsch
                                      ------------------------------------------
                                      Phillip A. Reinsch - Senior Vice President

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                               INDEX TO EXHIBITS


    EXHIBIT NO.            DESCRIPTION
    -----------            -----------

         28.1              Collateral Summary and Remittance Report.
         28.2              Summary of Trustee's Reports to Bondholders.